UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2024

NATURE’S MIRACLE HOLDING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41977	88-3986430
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4695 MacArthur Court, Suite 1105 Newport Beach, CA	92660
(Address of registrant’s principal executive office)	(Zip code)

(949) 798-6260

(Registrant’s telephone number, including area code)

LBBB Merger Corp.

667 Madison Avenue
New York, NY 10065

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NMHI	The Nasdaq Stock Market LLC

Warrants to purchase Common Stock, at an exercise price of $11.50 per share	NMHIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on September 9, 2022, Lakeshore Acquisition II Corp., a Cayman Islands exempted company (“Lakeshore”), LBBB Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of the Company, as defined below, (the “Merger Sub”), Nature’s Miracle, Inc., a Delaware corporation (“Nature’s Miracle”), Tie (James) Li, as the representative of the stockholders of Nature’s Miracle and RedOne Investment Limited, a British Virgin Islands company, Lakeshore’s sponsor (the “Sponsor”), acting as the representative of the stockholders of Lakeshore, entered into a Merger Agreement (as amended on June 7, 2023 by Amendment No. 1 and on December 8, 2023 by Amendment No. 2, the “Merger Agreement”), pursuant to which, among other transactions, on March 11, 2024 (the “Closing Date”), Lakeshore merged with and into LBBB Merger Corp. (the “Company”), a Delaware corporation formed for the sole purpose of reincorporating Lakeshore into the State of Delaware (the “Reincorporation”), with the Company surviving, and immediately after the Reincorporation, the Merger Sub merged with and into Nature’s Miracle, with Nature’s Miracle surviving the Merger as a wholly-owned subsidiary of the Company (the “Merger” and, together with the other transactions described in the Merger Agreement, the “Business Combination”). In connection with the Business Combination (the “Closing”), The Company changed its name to “Nature’s Miracle Holding Inc.” (sometimes referred to herein as “New Nature’s Miracle”).

On February 15, 2024, Lakeshore held a special meeting of its stockholders (the “Special Meeting”) in connection with the Business Combination. At the Special Meeting, the Lakeshore stockholders voted to approve the Business Combination with Nature’s Miracle and the other related proposals.

Pursuant to the Merger Agreement, at the effective time of the Business Combination, each share of Nature’s Miracle common stock issued and outstanding immediately prior to the effective time was canceled and automatically converted into the right to receive the applicable pro rata portion of shares of The Company common stock, the aggregate value of which was equal to: (a) $230,000,000 minus (b) the estimated Closing Net Indebtedness (as defined in the Merger Agreement) (the “Merger Consideration”). A total of 3% of the Merger Consideration was placed in escrow for post-closing adjustments (if any) to the Merger Consideration, in accordance with the terms of the Merger Agreement following the Closing. Immediately after giving effect to the Business Combination, there were 26,306,764 issued and outstanding shares of New Nature’s Miracle’s common stock.

Immediately following the Closing, New Nature’s Miracle’s board of directors consisted of five (5) individuals, with four (4) of those individuals being appointed by the former board of directors of Nature’s Miracle, and the remaining individual was appointed by the Sponsor.

As of the Closing Date, New Nature’s Miracle’s post-Closing directors and executive officers and their respective affiliated entities beneficially owned approximately 55.8% of the outstanding shares of common stock of New Nature’s Miracle, and the securityholders of Lakeshore immediately prior to the Closing (which includes the Sponsors and their affiliates) beneficially owned post-Closing approximately 15% of the outstanding shares of common stock of New Nature’s Miracle.

New Nature’s Miracle common stock commenced trading on The Nasdaq Global Market LLC under the symbol “NMHI” and its warrants started trading under the ticker symbol “NMHIW” on The Nasdaq Capital Market LLC on March 11, 2024.

The foregoing description of the Merger Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Unless context otherwise requires, “we,” “us,” “our” and the “Company” refer to New Nature’s Miracle and its subsidiaries following the Closing. All references herein to the “Board” refer to the board of directors of New Nature’s Miracle.

Item 1.01. Entry into a Material Definitive Agreement.

Indemnification Agreements

On March 11, 2024, in connection with the consummation of the Business Combination, the Company entered into separate indemnification agreements with each of its directors and executive officers. These indemnification agreements provide the directors and executive officers with contractual rights to indemnification and the advancement of certain expenses incurred by each such director or executive officer in any action or proceeding arising out of his or her services as one of the Company’s directors or executive officers.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the full text of the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Registration Rights Agreement

On March 11, 2024, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with certain of the Company’s stockholders (the “Subject Parties”) pursuant to which, among other things, the Company agreed to undertake registration obligations in accordance with the Securities Act of 1933, as amended (the “Securities Act”), and certain subsequent related transactions and obligations, including, among other things, preparing and filing of a registration statement and other required documents. The material terms of the Registration Rights Agreement are described on page 200 of the final prospectus and definitive proxy statement dated as of January 31, 2024 (the “Proxy Statement/Prospectus”), in the section entitled “Certain Transactions—Certain Transactions of Nature’s Miracle—Registration Rights Agreement.”

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Registration Rights Agreement, a copy of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Non-Competition and Non-Solicitation Agreement

On March 11, 2024, the Company and each of its executive officers (the “Key Management Members”) entered into non-competition and non-solicitation agreements (the “Non-Competition and Non-Solicitation Agreements”), pursuant to which the Key Management Members and their affiliates will agree not to compete with the Company during the two (2)-year period following the Closing and, during such two (2)-year restricted period, not to solicit employees or customers or clients of such entities. The Non-Competition and Non-Solicitation Agreements also contain customary non-disparagement and confidentiality provisions. The material terms of the Non-Competition and Non-Solicitation Agreements are described on page 201 of the Proxy Statement/Prospectus in the section entitled “Certain Transactions—Certain Transactions of Nature’s Miracle—Non-Competition and Non-Solicitation Agreement.”

The foregoing description of the Non-Competition and Non-Solicitation Agreement does not purport to be complete and is qualified in its entirety by the full text of the form of Non-Competition and Non-Solicitation Agreement, a copy of which is filed herewith as Exhibit 10.4 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure described in the “Introductory Note” of this Current Report on Form 8-K (this “Current Report”), which is incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as Lakeshore was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Current Report, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When we discuss our strategies or plans, we are making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, our management.

Forward-looking statements in this Current Report may include, for example, statements about:

●	our ability to recognize the anticipated benefits of the Business Combination;

●	the projected financial information, anticipated growth rate and market opportunities of the Company;

●	our ability to maintain the listing of our securities on The Nasdaq Global Market;

●	our ability to develop and sell our product offerings and services;

●	manage risks associated with seasonal trends and the cyclical nature of the agriculture industry;

●	the potential liquidity and trading of our securities;

●	our ability to acquire and protect intellectual property;

●	manage risks associated with our dependence on a small number of outside contract manufacturers;

●	our ability to respond to fluctuations in foreign currency exchange rates and political unrest and regulatory changes in international markets into which we expand or otherwise operate in;

●	our ability to enhance future operating and financial results;

●	our ability to meet future liquidity requirements, which may require us to raise financing in the future;

●	our ability to retain or recruit, or changes required in, our officers, key employees or directors;

●	our ability to implement and maintain effective internal controls; and

●	factors relating to our business, operations and financial performance, including:

o	our ability to comply with laws and regulations applicable to our business;

o	market conditions and global and economic factors beyond our control;

o	our ability to compete in the highly-competitive and evolving agriculture industry;

o	our ability to continue to develop new products and innovations;

o	our ability to enter into, successfully maintain and manage relationships with partners and distributors; and

o	our ability to acquire or make investments in other businesses, patents, technologies, products or services to grow the business, and realize the anticipated benefits therefrom.

We caution you that the foregoing list may not contain all of the forward-looking statements made in this Current Report. These forward-looking statements are only predictions based on our current expectations and projections about future events and are subject to a number of risks, uncertainties and assumptions, including those described in the section entitled “Risk Factors” and elsewhere in this Current Report. It is not possible for the management of the Company to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements in this Current Report.

The forward-looking statements included in this Current Report are made only as of the date hereof. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. We do not undertake any obligation to update publicly any forward-looking statements for any reason after the date of this Current Report to conform these statements to actual results or to changes in expectations, except as required by law. You should read this Current Report and the documents that have been filed as exhibits hereto with the understanding that the actual future results, levels of activity, performance, events and circumstances of the Company may be materially different from what is expected.

Business

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the sections entitled “Business of Nature’s Miracle” and “Lakeshore’s Business,” beginning on pages 130 and 157 of the Proxy Statement/Prospectus, respectively, all of which is incorporated herein by reference.

Risk Factors

Reference is made to the section of the Proxy Statement/Prospectus entitled “Risk Factors,” beginning on page 41 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of Lakeshore and Nature’s Miracle.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the section of the Proxy Statement/Prospectus entitled “Nature’s Miracle’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” on page 147 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Reference is made to the section of the Proxy Statement/Prospectus entitled “Lakeshore’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” on page 160 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Properties

Reference is made to the section of the Proxy Statement/Prospectus entitled “Business of Nature’s Miracle—Facilities,” on page 144 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of common stock of the Company as of the Closing Date, after giving effect to the Business Combination, by:

●	each person known by us to be the beneficial owner of more than 5% of common stock of the Company;

●	each person who is an executive officer or director of the Company; and

●	all executive officers and directors of the Company, as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security, or has the right to acquire such powers within 60 days.

The beneficial ownership of shares of common stock is calculated based on 26,306,764 shares of common stock of the Company outstanding after giving effect to the Business Combination.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	%
Directors and Named Executive Officers of the Company
Tie (James) Li (Chairman, Chief Executive Officer and Director)	6,392,748	24.3%
Zhiyi (Jonathan) Zhang(2) (President and Director)	5,591,393	21.3%
Darin Carpenter (Chief Operating Officer)	240,543	0.9%
Varto Doudakian(2) (Vice President)	2,164,885	8.2%
David Sherman (Director)	20,000	*
Jon Montgomery (Director)	5,000	*
All Directors and Executive Officers of the Company as a Group (6 Individuals)	14,414,569	54.8%

5%+ Holders
Wei Yang(3)	3,857,662	14.7%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the individuals is c/o Nature’s Miracle Holding Inc., 858 N Central Avenue, Upland, CA 91786, USA.

(2)	The business address of each of the individuals is 858 N Central Ave, Upland, CA 91786, USA.

Directors and Executive Officers

Reference is made to the disclosure in the subsections entitled “Board of Directors” and “Executive Officers” in Item 5.02 of this Current Report, which are incorporated herein by reference. Further reference is made to the section of the Proxy Statement/Prospectus entitled “Directors, Executive Officers and Corporate Governance After the Business Combination,” beginning on page 183 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Information with respect to the independence of the Company’s directors is set forth in the Proxy Statement/Prospectus in the section entitled “Directors, Executive Officers and Corporate Governance After the Business Combination—Director Independence,” beginning on page 185 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Committees of the Board of Directors

Reference is made to the disclosure in the subsections entitled “Board of Directors” in Item 5.02 of this Current Report, which is incorporated herein by reference. Further reference is made to the section of the Proxy Statement/Prospectus entitled “Directors, Executive Officers and Corporate Governance After the Business Combination—Board Committees,” on page 185 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Executive Compensation

A description of the compensation of the named executive officers of Nature’s Miracle prior to the consummation of the Business Combination is set forth in the section of the Proxy Statement/Prospectus entitled “Executive Officer and Director Compensation Nature’s—Miracle Named Executive Officer and Director Compensation,” beginning on page 193 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

At the Special Meeting, the Lakeshore stockholders approved the Nature’s Miracle Holding Inc. 2024 Incentive Plan (the “2024 Incentive Plan”). The Company expects that the Board or the compensation committee of the Board will make grants of awards under the 2024 Incentive Plan to eligible participants.

The 2024 Incentive Plan is described in greater detail in the section of the Proxy Statement/Prospectus entitled “Proposal No.7—The Incentive Plan Proposal,” beginning on page 111 of the Proxy Statement/Prospectus, which is incorporated herein by reference. This summary and the foregoing description of the 2024 Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the text of the 2024 Incentive Plan, a copy of which is filed herewith as Exhibit 10.7 and is incorporated herein by reference.

Director Compensation

A description of the compensation of the directors of Nature’s Miracle prior to the consummation of the Business Combination is set forth in the section of the Proxy Statement/Prospectus entitled “Executive Officer and Director Compensation Nature’s—Miracle Named Executive Officer and Director Compensation—Director Compensation,” on page 195 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Employment Agreements

Reference is made to the sections of the Proxy Statement/Prospectus entitled “Executive Officer and Director Compensation Nature’s—Miracle Named Executive Officer and Director Compensation—Employment Agreements” and “Executive Officer and Director Compensation Nature’s—Miracle Named Executive Officer and Director Compensation—Pubco Executive Officer and Director Compensation Following the Business Combination,” beginning on pages 194 and 195, respectively, which are incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Reference is made to the sections of the Proxy Statement/Prospectus entitled “Certain Transactions” and “Directors, Executive Officers and Corporate Governance After the Business Combination—Director Independence,” beginning on pages 198 and 185 of the Proxy Statement/Prospectus, respectively, which are incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on our Board.

Legal Proceedings

Reference is made to the section of the Proxy Statement/Prospectus entitled “Business of Nature’s Miracle—Legal Proceedings,” on page 145 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Prior to the Closing Date, Lakeshore’s publicly traded common stock, public warrants, units and rights were listed on The Nasdaq Global Market under the symbols “LBBB,” “LBBBW,” “LBBBU” and “LBBBR,” respectively. Upon the consummation of the Business Combination, the common stock of the Company began trading on The Nasdaq Global Market under the symbol “NHMI” and the warrants of the Company began trading on the Nasdaq Capital Market under the symbol “NHMIW”.

The Company has not paid any cash dividends on shares of its common stock to date. The payment of any cash dividends in the future will be within the discretion of the Board. The payment of cash dividends in the future will be contingent upon the Company’s revenues and earnings, if any, capital requirements, and general financial condition. It is the present intention of Board to retain all earnings, if any, for use in business operations, and accordingly, the Board does not anticipate declaring any dividends in the foreseeable future.

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section entitled “Proposal No.7—The Incentive Plan Proposal,” beginning on page 111 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The 2024 Incentive Plan and the material terms thereunder, including the authorization of the initial share reserve thereunder, were approved by Lakeshore’s stockholders at the Special Meeting.

Recent Sales of Unregistered Securities

On March 11, 2022, simultaneously with the closing of Lakeshore’s initial public offering (the “IPO”), RedOne Investment Limited, the Company’s sponsor, purchased an aggregate of 351,500 private units (the “Private Units”) in a private placement at $10.00 per Private Unit. The Private Units are identical to the units sold in the IPO, as each private unit consists of one share of ordinary shares in the Company, one right to receive one tenth (1/10th) of a share of ordinary shares automatically upon the consummation of an initial business combination and one-half of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one ordinary share for $11.50 per share.

As contemplated in, and pursuant to the Merger Agreement, each outstanding Private Unit immediately prior to the Effective Time detached and entitled the holder thereof to one tenth (1/10th) of a share of Lakeshore common stock and one-half of a Lakeshore warrant.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Description of Registrant’s Securities to be Registered

Reference is made to the section of the Proxy Statement/Prospectus entitled “Description of PubCo’s Securities,” beginning on page 205 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

Reference is made to the disclosure under the subheading “Indemnification Agreements” in Item 1.01 of this Current Report, which is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the section of the Proxy Statement/Prospectus entitled “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure,” beginning on page 209 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Financial Statements, Exhibits and Supplementary Data

Reference is made to the disclosure in Item 9.01 of this Current Report, which is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Business Combination, on the Closing Date, the Company notified The Nasdaq Stock Market LLC that the Business Combination had become effective and that Lakeshore’s outstanding securities had been converted into the Company’s common stock and warrants. The Company’s common stock commenced trading on the Nasdaq Global Market under the symbol “NMHI” on March 11, 2024, and the Company’s warrants commenced trading on the Nasdaq Capital Market under the symbol “NMHIW” on March 11, 2024. The Nasdaq Stock Market LLC delisted Lakeshore’s ordinary shares, warrants and rights that were previously traded on the Nasdaq.

Item 3.03. Material Modifications to Rights of Security Holders.

In connection with the consummation of the Business Combination, the Company changed its name to “Nature’s Miracle Holding Inc.,” filed an Amended and Restated Certificate of Incorporation (the “Charter”) with the Delaware Secretary of State on March 11, 2024 and adopted the Amended and Restated Bylaws (the “Bylaws”). Reference is made to the sections of the Proxy Statement/Prospectus entitled “Proposal No. 2—The Charter Proposals,” “Proposal No. 3—The NTA Requirement Amendment Proposal” and “Description of PubCo’s Securities,” beginning on pages 78, 84 and 205 of the Proxy Statement/Prospectus, respectively, which are incorporated herein by reference.

This summary is qualified in its entirety by reference to the text of the Charter and the Bylaws, which are attached as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 13, 2024, the Company elected not to continue the engagement of UHY LLP (“UHY”) serving as the Company’s independent registered public accounting firm. The termination of the engagement of UHY was approved by the Company’s audit committee.

The reports of UHY on the financial statements of Lakeshore as of December 31, 2022 and 2021 and for the year ended December 31, 2022 and for the period from February 19, 2021 (Inception) to December 31, 2021 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, other than an explanatory paragraph regarding the substantial doubt about Lakeshore’s ability to continue as a going concern.

During the period from February 19, 2021 (Inception) to December 31, 2021, year ended December 31, 2022 and the subsequent interim period through March 13, 2024, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of UHY, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During the period from February 19, 2021 (Inception) to December 31, 2021, year ended December 31, 2022 and the subsequent interim period through March 13, 2024, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided UHY with a copy of the foregoing disclosure and requested UHY to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter furnished by UHY is filed as Exhibit 16.1 to this Form 8-K.

On March 13, 2024, the Company’s audit committee approved the engagement of WWC, P.C. (“WWC”) as the Company’s new independent registered public accounting firm.

During the Company’s two most recent fiscal years and the subsequent interim period through March 13, 2024, neither the Company nor anyone on its behalf consulted with WWC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that WWC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 5.01. Changes in Control of Registrant.

Reference is made to the sections of the Proxy Statement/Prospectus entitled “Proposal No. 4–The Merger Proposal” beginning on page 86 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Further reference is made to disclosure in the section entitled “Introductory Note” and in Item 2.01 of this Current Report, each of which is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

Upon the consummation of the Business Combination, each director of Lakeshore and each executive officer of Lakeshore ceased serving in such capacities. On the Closing Date, and in accordance with the terms of the Merger Agreement, the Board became comprised of five individuals: Charles Hausman; Zhiyi (Jonathan) Zhang; David Sherman; Tie (James) Li; and Jon Montgomery.

On the Closing Date, the Company’s audit committee consisted of David Sherman, Charles Hausman and Jon Montgomery, with Mr. Sherman serving as the chair of the committee. The Board determined that each member of the audit committee qualifies as an independent director under the independence requirements of the Sarbanes-Oxley Act of 2002, as amended, Rule 10A-3 under the Exchange Act, and the applicable Nasdaq listing requirements and that Mr. Sherman qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K, and which member or members possess financial sophistication, as defined under the rules of The Nasdaq Stock Market LLC (“Nasdaq”).

On the Closing Date, the Company’s compensation committee consisted of Charles Hausman, Jon Montgomery and David Sherman, with Mr. Hausman serving as chair of the committee. The Board determined that each member of the compensation committee is “independent” as defined under the applicable Nasdaq requirements and SEC rules and regulations.

On the Closing Date, the Company’s nominating and corporate governance committee consisted of Jon Montgomery, Charles Hausman and David Sherman, with Mr. Montgomery serving as chair of the committee. The Board determined that each member of the nominating and corporate governance committee is “independent” as defined under the applicable Nasdaq requirements and SEC rules and regulations.

Executive Officers

Upon the consummation of the Business Combination, the following individuals were appointed to serve as executive officers of the Company:

Name	Position
Tie (James) Li	Chief Executive Officer
Zhiyi (Jonathan) Zhang	President
George Yutuc	Chief Financial Officer
Darin Carpenter	Chief Operating Officer
Varto Doudakian	Vice President

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K under the headings “Executive Compensation,” “Director Compensation,” “Employment Agreements,” “Certain Relationships and Related Party Transactions, and Director Independence” and “Indemnification of Directors and Officers” is incorporated in this Item 5.02 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reference is made to the disclosure set forth in Item 3.03 of this Current Report, which is incorporated into this Item 5.03 by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, Lakeshore ceased to be a shell company upon the Closing. The material terms of the Business Combination are described in the section of the Proxy Statement/Prospectus entitled “Proposal No. 4–The Merger Proposal,” beginning on page 86 of the Proxy Statement/Prospectus, and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 11, 2024, the Company issued a press release announcing the Closing. Reference is made to such press release, which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited financial statements of Lakeshore as of and for the years ended December 31, 2022 and 2021 are included in the Proxy Statement/Prospectus on pages F-97 through F-119, and are incorporated herein by reference. The unaudited financial statements of Lakeshore as of and for the nine months ended September 30, 2023 and 2022 are included in the Proxy Statement/Prospectus on pages F-74 through F-96, and are incorporated herein by reference.

The audited consolidated financial statements of Nature’s Miracle as of and for the years ended December 31, 2022 and 2021 are included in the Proxy Statement/Prospectus on pages F-29 through F-56, and are incorporated herein by reference. The unaudited consolidated financial statements of Nature’s Miracle as of and for the nine months ended September 30, 2023 and 2022 are included in the Proxy Statement/Prospectus on pages F-2 through F-28, and are incorporated herein by reference.

(b)	Pro forma financial information.

Reference is made to the section of the Proxy Statement/Prospectus entitled “Unaudited Pro Forma Condensed Combined Financial Information,” on page 170 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
2.1†	Merger Agreement dated as of September 9, 2022, by and between Lakeshore Acquisition II Corp., LBBB Merger Sub Inc., RedOne Investment Limited, Tie (James) Li and Nature’s Miracle Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Registration Statement on S-4/A (File No. 333-268343), initially filed with the SEC on November 14, 2022).
2.2	Amendment No. 1 to Merger Agreement dated as of June 7, 2023, by and between Lakeshore Acquisition II Corp., LBBB Merger Sub Inc., RedOne Investment Limited, Tie (James) Li and Nature’s Miracle Inc. (incorporated by reference to Exhibit 2.2 to the Company’s Registration Statement on S-4/A (File No. 333-268343), initially filed with the SEC on November 14, 2022).
2.3	Amendment No. 2 to Merger Agreement dated as of December 8, 2023, by and between Lakeshore Acquisition II Corp., LBBB Merger Sub Inc., RedOne Investment Limited, Tie (James) Li and Nature’s Miracle Inc. (incorporated by reference to Exhibit 2.3 to the Company’s Registration Statement on S-4/A (File No. 333-268343), initially filed with the SEC on November 14, 2022).
3.1	Amended and Restated Certificate of Incorporation of the Company.
3.2	Amended and Restated Bylaws of the Company.
4.1	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on S-4/A (File No. 333-268343), initially filed with the SEC on November 14, 2022).
4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on S-4/A (File No. 333-268343), initially filed with the SEC on November 14, 2022).
4.3	Warrant Agreement dated as of March 8, 2022, by and between the Company and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 to Lakeshore’s Current Report on Form 8-K filed with the Securities & Exchange Commission on March 14, 2022).
4.4	Rights Agreement dated as of March 8, 2022, by and between the Company and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.2 to Lakeshore’s Current Report on Form 8-K filed with the Securities & Exchange Commission on March 14, 2022).
10.1	Form of Indemnification Agreement entered into between the Company and each of the Company’s officers and directors on March 11, 2024.
10.2	Registration Rights Agreement dated as of March 11, 2024, by and between the Company and each party listed under Holder on the signature pages thereto.
10.3	Form of Lock-Up Agreement entered into between the Company and each of the Company’s officers and directors (incorporated by reference to Exhibit 10.3 to Lakeshore’s Current Report on Form 8-K filed with the Securities & Exchange Commission on September 12, 2022).
10.4	Form of Non-Competition and Non-Solicitation Agreement
10.5+	Nature’s Miracle Holding Inc. 2024 Equity Incentive Plan.
14.1	Code of Ethics.
16.1	Letter From UHY LLP., dated March 13, 2024
21.1	Subsidiaries of Nature’s Miracle Holding Inc. (incorporated by reference to Exhibit 21.1 to the Company’s Registration Statement on S-4/A (File No. 333-268343), initially filed with the SEC on January 19, 2024).
99.1	Press Release, dated March 11, 2023, announcing the closing of the business combination.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Previously filed.

+	Indicates management contract or compensatory plan.

†	Annexes, schedules and exhibits to this Exhibit omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2024

NATURE’S MIRACLE HOLDING INC.

By:	/s/ Tie (James) Li
Name:	Tie (James) Li
Title:	Chief Executive Officer